UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2009 (October 16, 2009)

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01	Other Events.

On October 16, 2009, the Mohegan Tribal Gaming Authority (the “Authority”) issued a press release announcing that it had received the requisite consent of its bank lending group, led by Bank of America, N.A., as Administrative Agent, to amend its bank credit facility. A copy of the press release is attached hereto as Exhibit 99.1. The press release and related information may also be found on the Authority’s website at www.mtga.com, under “Investor Relations/Financial News.”

Section 9 Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

99.1 Press Release of the Mohegan Tribal Gaming Authority, dated October 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: October 19, 2009	By:	/S/ MARILYNN R. MALERBA
Marilynn R. Malerba
Chairwoman, Management Board

Exhibit Index

Exhibit No.	Description

99.1	Press Release of the Mohegan Tribal Gaming Authority, dated October 16, 2009.